UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): January 7, 2008 (January 1, 2008)

CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50917	98-0509431
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

13/F, Shenzhen Special Zone Press Tower, Shennan Road Futian, Shenzhen, China, 518034
(Address of Principal Executive Offices)

(86) 755-83510888
Registrant’s Telephone Number, Including Area Code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(1) Resignation of Guoshen Tu as President and appointment of Shufang Yang

On and effective January 1, 2008, Mr. Guoshen Tu resigned as President of China Security & Surveillance Technology, Inc. (the "Company"). At the same time, Mr. Shufang Yang resigned as the Chief Operating Officer and was appointed by the Company as President. Neither Mr. Tu’s resignation nor Mr. Yang’s resignation is in connection with any known disagreement with the Company on any matter.

Mr. Yang, age 38, had served as our Chief Operating Officer since August 17, 2006 before his resignation. He was our director from August 2006 to July 2007. Mr. Yang worked for Zhejiang Yin Cheng Electronic Ltd. as the general manager from July 1998 to April 2001 and has served as the President and CEO of Shanghai Cheng Feng Digital Technology Co., Ltd. since April 2001. Mr. Yang has extensive experience in the security and surveillance industry and received an EMBA from China Europe International Business School.

There is no arrangement or understanding pursuant to which Mr. Yang was selected as President, and there are no related party transactions between Mr. Yang and the Company reportable under Item 404(a) of Regulation S-K.

(2) Appointment of Daiyou Qian as Chief Operating Officer

On and effective January 1, 2008, the Company appointed Mr. Daiyou Qian, age 38, as Chief Operating Officer of the Company. Mr. Qian founded Hangzhou Tsingvision Intelligence System Co. Ltd., or Tsingvision, in 2003. Tsingvision was acquired by the Company in July 2007. From April 2005 to December 2007, Mr. Qian was the General Manager of Tsingvision. Mr. Qian was also the Associate Professor of Hangzhou Normal University from April 2005 to June 2007. From December 1995 to April 2005, Mr. Qian was the Senior Engineer of CETC Institute 52 (China Electronics Science and Technology Corporation, the Institute).

There is no arrangement or understanding pursuant to which Mr. Qian was selected as Chief Operating Officer, and there are no related party transactions between Mr. Qian and the Company reportable under Item 404(a) of Regulation S-K.

No family relationships exist among Messrs. Yang and Qian and any other directors or executive officers of the Company.

A copy of the press release issued by the Company on January 7, 2008 to announce the change of the Company’s executive team is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits.

99.1	Press Release issued by the Company, dated January 7, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC.

Date: January 7, 2008	By:	/s/ Guoshen Tu
Guoshen Tu
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by the Company, dated January 7, 2008.